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                                                                     Exhibit 23


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the KeyCorp 401(k) Savings Plan of our report dated January 13, 1998, with respect to the consolidated financial statements of KeyCorp, incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                                          /s/ Ernst & Young LLP
Cleveland, Ohio
April 1, 1998